EXHIBIT 10.4

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                            COMMON STOCK AND WARRANT

                              DIGITAL FUSION, INC.

         This Subscription Agreement is made and entered into by and between DIGITAL FUSION, INC., a Delaware corporation (the "Company"), and Madison Run LLC (the "Investor") with respect to the purchase by the Investor of common stock, par value $.001 per share (the "Common Stock") of the Company and a warrant to purchase such Common Stock (the "Warrant") pursuant hereto.

         In consideration of the Company's agreement to accept the Investor's subscription of shares of the Common Stock and the Warrant upon the terms and conditions set forth in this Subscription Agreement, the Company and the Investor agree and represent as follows:

A. SUBSCRIPTION

         1. The Investor is subscribing for 608,108 shares of Common Stock (the "Shares") at a purchase price of $0.74 per share and the Warrant, which grants the Investor the right to purchase 304,054 shares of Common Stock at a price of $0.89 per share and 212,839 shares of Common Stock at a price of $0.94 per share (together, the "Underlying Shares") for a total consideration of $450,000 (the "Purchase Price"). Simultaneously with the execution of this Subscription Agreement, the Investor shall pay and deliver to the Company the Purchase Price in the form of a check or wire transfer payable to "Digital Fusion, Inc." Upon acceptance of this subscription, the Company will issue to the Purchaser the Shares and the Warrant.

B. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         1. The Shares and the Underlying Shares are duly authorized for issuance and, upon payment of the Purchase Price (or the Warrant exercise price with respect to the Underlying Shares) as contemplated by this Subscription Agreement (or the Warrant with respect to the Underlying Shares), will be validly issued and fully paid and non-assessable. The Underlying Shares have been duly reserved for issuance by the Company. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the certificate of incorporation of the Company, as amended to the date of this Subscription Agreement, a true and complete copy of which has been delivered to the Investor.

         2. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all required power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had and reasonably could not be expected to have a material adverse effect.

         3. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and Warrant. The execution, delivery and performance by the Company of this Subscription Agreement and Warrant have been duly authorized by all necessary action. This Subscription Agreement and Warrant have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies.

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         4. The authorized capital stock of the Company consists of 16,000,000 shares of Common Stock of which 7,267,671 shares are currently issued and outstanding and 1,000,000 shares of preferred stock, par value $.01 per share, (the Preferred Stock") of which no shares are currently issued and outstanding. All of the issued and outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and non-assessable. Except for Digital Fusion Solutions, Inc., a Florida corporation, (the "Subsidiary") the Company has no subsidiaries. The Company owns all of the issued and outstanding capital stock of the Subsidiary. None of the issued and outstanding capital stock of the Company or the Subsidiary was issued in violation of any preemptive or preferential rights or similar claims. Except with respect to the transaction between the Company and Laurus Master Fund, Ltd., as disclosed in the Company's Form 10-KSB for the fiscal year ended December 31, 2003 (the "Laurus Transaction") and except for currently outstanding warrants to purchase 601,680 shares of Common Stock at an average purchase price of $4.74 expiring on or before April 29, 2010, there are no outstanding or authorized subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating the Company or the Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company or the Subsidiary or obligating the Company or the Subsidiary to grant, extend or enter into any such agreement or commitment, and no voting trusts, proxies or other agreements or understandings to which the Company or the Subsidiary is a party or is bound with respect to the voting of any shares of capital stock of the Company or the Subsidiary and, to the knowledge of the Company, there are no such trusts, proxies, agreements or understandings by, between or among any of the Company's stockholders with respect to any shares of the Common Stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Common Stock or any security convertible into or exchangeable for any of its Common Stock.

         5. The Company and its Board of Directors has taken all necessary steps to render any "business combination," "moratorium," "control share" or other state anti-takeover statute or regulation applicable to the Company inapplicable to the Investor, the Shares, the holder of the Warrant, the Underlying Shares and the transactions contemplated by this Subscription Agreement and the Warrant.

         6. The execution, delivery and performance of this Subscription Agreement and the Warrant do not and will not and the issuance of the Underlying Shares upon exercise of the Warrant in accordance with its terms will not (with or without the passage of time or the giving of notice): (a) violate or conflict with the articles of incorporation or bylaws of the Company; (b) violate or conflict with any law, regulation, judgment or order applicable to the Company;
(c) violate any rule of any self-regulatory organization applicable to the Company; (d) violate or conflict with, result in a breach of, constitute a default or otherwise cause any loss of benefit under any material agreement or other material obligation to which the Company is a party, or by which it or any of its assets are otherwise bound; (e) result in the creation of any encumbrance pursuant to, or give rise to any penalty, acceleration of remedies, right of termination or otherwise cause any alteration of any rights or obligations of any party under any material contract to which the Company is a party or by which its assets are otherwise bound; or (f) require any consent, notice, authorization, waiver by or filing with any governmental agency, administrative body or other third party, other than the filing of a Form D with the Securities and Exchange Commission and any state securities commission.

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         7. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the Company, its financial condition or its prospects, or its ability to perform its obligations under this Subscription Agreement or the Warrant.

         8. The Company's common stock is traded on the Bulletin Board, and the Company has taken all steps to make the Shares and the Underlying Shares eligible for trading on the Bulletin Board (assuming that such Shares and Underlying Shares are subject to resale under the Securities Act of 1933).

         9. The Company's periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended, (the "Periodic Reports") comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading. The Periodic Reports include all certifications and statements required, if any, by (A) the Commission's Order dated June 27, 2002 pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), (B) Rule 13a-14 or 15d-14 under the Exchange Act, and (C) 18 U.S.C. ss. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn and neither the Company nor any of its officers has received any notice from the Commission or any other governmental body questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements. The Company is in material compliance with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of the Exchange Act and the Securities Act relating thereto, applicable to the Company. The financial statements (including related notes, if any) contained in the Periodic Reports: (i) complied as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered; and
(iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiary as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby.

         10. Since December 31, 2003, there have been no material adverse changes to the financial condition or operations of the business of the Company. Since December 31, 2003, the Company has not (other than in the Laurus Transaction) (i) declared or paid any dividend or other distribution in respect of its Common Stock, (ii) incurred any indebtedness except accounts payable incurred in the ordinary course of its business, (iii) incurred any capital expenditure in excess of Five Thousand Dollars ($5,000), (iv) sold any assets of the Company other than in the ordinary course of business, (v) issued any capital stock of the Company or any options, warrants, or similar rights, to acquire any such capital stock, (vi) redeemed, purchased or otherwise acquired, directly or indirectly, any of its capital stock, (vii) engaged in any material change in the method of conducting the business of the Company, (viii) effected any material change in compensation, incentive or bonus plans or the terms of employment of any employee of the Company, (ix) authorized or executed any amendment to the Certificate of Incorporation or Bylaws of the Company, (x) invested in or made a loan to any other person, company or enterprise, or (xi) entered into any commitment or agreement to do any of the above. On April 22, 2004, Laurus converted $35,000 of its promissory note into 100,000 shares of common stock of the Company.

         11. No representation or warranty by the Company contained in this Subscription Agreement or any information in any schedule, instrument, or document furnished or to be furnished pursuant hereto, contains any untrue statement of a material fact or omits or fails to state any material fact necessary in order to make the statements contained therein, in light of the circumstances in which made, not misleading.

         12. The foregoing representations and warranties are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of the acceptance of this Subscription Agreement by the Investor and shall survive thereafter. If such representations or warranties shall not be true and accurate in any respect, the Company will, prior to such acceptance, give written notice of such fact to the Investor specifying which representations and warranties are not true and accurate and the reasons therefore.

         13. The Company shall indemnify and hold harmless the Investor and any of its respective officers, employees, registered representatives, directors or control persons who were or are a party to, or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of, or arising from any actual or alleged misrepresentation or misstatement of facts, or omission to represent or state facts, made by the Company to the Investor in connection with this Subscription Agreement, the Warrant and the transactions set forth herein and therein, against losses, liabilities, and expenses actually and reasonably incurred by the undersigned prospective purchaser or any of its respective officers, employees, registered representatives, directors or control persons (including attorney's fees, judgments, fines and amounts paid in settlement) in connection with such action, suit or proceeding.

         The Company has delivered to the Investor a certificate of an officer of the Company in form satisfactory to the Investor certifying and attaching the Certificate of Incorporation of the Company, the Bylaws of the Company and the minutes of the Board of Directors and any committee of the Board of Directors organizing the Company and authorizing the execution and delivery of this Subscription Agreement and the Warrant, and authorizing the issuance of the Shares and the Underlying Shares.

C. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         1. The offer and sale of the Shares and Warrant is intended to be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, (the "Act") and/or Regulation D promulgated under the Act. In furtherance thereof, the Investor represents and warrants to the Company as follows:

                  (a) The Shares and Warrant are being purchased for the account of the Investor for investment purposes only and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part.

                  (b) No other person has or will have a direct or indirect beneficial interest in the Shares or Warrant and the Investor will not sell, hypothecate or otherwise transfer the Shares or Warrant except in accordance with the registration provisions of the Act and applicable state securities laws, unless an opinion of counsel acceptable to the Company and its counsel is provided which states that an exemption from the registration requirements of the Act and applicable state securities laws is available.

                  (c) In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representations or other information (whether oral or written) from the Company or any of its agents other than as set forth in the Company's Periodic Reports, in this Subscription Agreement, in the Warrant and in documents provided pursuant to Section C.1.(d) of this Subscription Agreement. No oral or written representations have been made, or oral or written information furnished to, the Investor or its advisors, if any, in connection with the offering of the Shares which were in any way inconsistent with the Periodic Reports.

                  (d) The Company has made available to the Investor all documents and information that the Investor has requested relating to an investment in the Company.

                  (e) The Investor recognizes that an investment in the Company involves substantial risks and represents that the Investor has taken full cognizance of and understands all of the risks related to the purchase of the Shares and Warrant. The Investor can bear the economic risk of losing the entire investment in the Shares and Warrant.

                  (f) The Investor has carefully considered and has, to the extent he, she or it believes such discussion to be necessary, discussed with his, her or its professional legal, tax and financial advisers the suitability of an investment in the Company, and the Investor has determined that the Shares and Warrant are a suitable investment for the Investor.

                  (g) The statements and information set forth in the Entities Investor Qualification Questionnaire (the "Questionnaire") and attached to this Subscription Agreement as Exhibit A, are true, accurate and complete. All information which the Investor has provided to the Company concerning the Investor and the Investor's financial position is correct and complete as of the date set forth below, and if there should be any change in such information prior to the Company's acceptance of the Investor's subscription for the Shares and Warrant, the Investor will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.

                  (h) The Investor's overall commitment to investments which are not readily marketable is not disproportionate to the Investor's net worth, and the Investor's investment in the Shares and Warrant will not cause such overall commitment to become excessive.

                  (i) The Investor has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in its investment in the Shares and Warrant.

                  (j) If this Subscription Agreement is executed and delivered on behalf of an entity, the person executing and delivering this Subscription Agreement has been duly authorized and is duly qualified to (i) execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of the Investor in connection with the purchase of the Shares and Warrant, and (ii) purchase and hold the Shares and Warrant. The signature of the person executing and delivering this Subscription Agreement is binding upon such entity and such entity has not been formed for the specific purpose of acquiring the Shares and Warrant.

         2. The foregoing representations and warranties are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of the acceptance of this Subscription Agreement by the Company and shall survive thereafter. If such representations or warranties shall not be true and accurate in any respect, the Investor will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

         3. The Investor shall indemnify and hold harmless the Company and any of its respective officers, employees, registered representatives, directors or control persons who were or are a party to, or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of, or arising from any actual or alleged misrepresentation or misstatement of facts, or omission to represent or state facts, made by the Investor to the Company, concerning the Investor or its financial position, in connection with the offering and sale of the Shares and Warrant, against losses, liabilities and expenses actually and reasonably incurred by the Company or any of its respective officers, employees, registered representatives, directors or control persons (including attorneys' fees, judgments, fines and amounts paid in settlement) in connection with such action, suit or proceeding.

D. INVESTOR INFORMATION

         The Investor and each of its members is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act ("Accredited Investor"). In furnishing the information set forth in the Questionnaire, the Investor acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the Investor and its members qualify as an Accredited Investor under the Act.

E. INVESTOR UNDERSTANDINGS

         1. The Investor understands, acknowledges and agrees with the Company as follows:

                  (a) The Investor through each of its members has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.

                  (b) The Investor through each of its members has by reason of its business or financial experience, the capacity to protect its own interest in connection with this transaction.

                  (c) Except as set forth herein, the Company is under no obligation to register the Shares, the Warrant or the Underlying Shares on behalf of the Investor or to assist the Investor in complying with any exemption from registration. The certificate representing the Shares and the Underlying Shares shall be marked with the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS

         2. The foregoing understandings, acknowledgments and agreements in this Subscription Agreement are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of the acceptance of this Subscription Agreement by the Company and shall survive thereafter.

F. REGISTRATION RIGHTS

         1.       Company Registration

                  A. Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:

                           (1) promptly give to the Investor written notice
thereof, and

                           (2) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request or requests, made within 15 days after delivery of such written notice from the Company described in Section F.1.A.(1), by the Investor. For purposes of this Section F, the term "Shares" shall also refer to the "Underlying Shares."

                  B. Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice described above. In such event, the right of the Investor to registration pursuant to this Section F.1 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Shares in the underwriting to the extent provided herein. The Investor shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                           (1) If the managing underwriter determines in good
faith that marketing factors (including pricing) require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Shares from such registration and underwriting. The Company shall so advise Investor, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; second, for the account of the Investor, the number of the Shares requested to be included in the registration up to the amount of the limitation imposed by the managing underwriter; and third, for the account of any other investor that has been granted registration rights with respect to shares of Common Stock on the terms and conditions of any agreement pertaining to such registration rights.

                           (2) If the Investor disapproves of the terms of any
such underwriting, the Investor may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                           (3) The Company shall have the right to terminate or
withdraw any registration initiated by it under this Section F.1 prior to the effectiveness of such registration, whether or not the Investor has elected to include any or all of the Shares in such registration.

                  C. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section F.1 shall be borne by the Company. All Selling Expenses relating to the Shares shall be borne by the Investor.

         2.       Demand Registration

                  A. Request for Registration.

                           (1) In addition to the rights set forth in above, if,
on one occasion, the Investor requests that the Company file a registration statement for a public offering of the Shares having an aggregate offering price of at least $2,000,000 (based on the then current market price), the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable.

                           (2) The Company shall file a registration statement
covering the Shares so requested to be registered within 90 days after receipt of the request of the Investor; provided, however, that if the Company shall furnish to the Investor a certificate signed by the Chairman or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days, but in no event for a period longer than 180 days after receipt of the request of the Investor; provided, further, that the Company shall not be permitted to exercise such deferral right more than once in any 360-day period.

                  B. Underwriting.

                           (1) The distribution of the Shares covered by the
registration statement shall be effected by means of the method of distribution selected by the Investor.

                           (2) If the distribution of the Shares pursuant to
this Section F.2 is effected by means of an underwriting, the Company and the Investor shall enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Investor.

                  C. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section F.2 shall be borne by the Investor. All Selling Expenses relating to the Shares shall be borne by the Investor.

         3.       Registration Procedures

                  A. In the case of each registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. The Company agrees to use its best efforts to effect or cause such registration to permit the sale of the Shares covered thereby by the Investor in accordance with the intended method or methods of distribution thereof described in such registration statement and to keep such registration statement in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein for so long as may be necessary to enable the Investor, agent or underwriter to complete its distribution of the Shares pursuant to such registration statement. In connection with any registration of any of the Shares, the Company shall, as soon as reasonably possible:

                           (1) use its best efforts to cause the registration
statement filed for purposes of such registration to become effective as soon as reasonably possible thereafter;

                           (2) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the Investor copies of any such supplement or amendment prior to this being used and/or filed with the Commission; and comply with the provisions of the Securities Act with respect to the disposition of all the Shares to be included in such registration statement;

                           (3) provide (A) the Investor, (B) the underwriters
(which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) one counsel for such underwriters or agent, and (E) one counsel for the Investor, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                           (4) for a reasonable period prior to the filing of
such registration statement, and throughout the period of effectiveness of the registration statement, make available for inspection by the parties referred to above such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to above, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person or entity any information or records reasonably designated by the Company in writing as being confidential, until such time as (a) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (b) such party shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (c) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (5) promptly advise the Investor, the sales or
placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose,
(D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, or any document incorporated by reference, in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (6) use its best efforts to obtain the withdrawal of
any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (7) if requested by any managing underwriter or
underwriter, any placement or sales agent or the Investor, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or the Investor may reasonably specify should be included therein relating to the terms of the sale of the Shares included thereunder, including, without limitation, information with respect to the number of the Shares being sold by the Investor or agent or to such underwriters, the name and description of Investor, the offering price of the Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Shares to be sold in such offering; and make all required filings of such prospectus; prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

                            (8) furnish to the Investor, each placement or sales
agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to referred to above an executed copy of such registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, as the Investor, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Shares sold by such agent or underwritten by such underwriter and to permit the Investor and such agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by the Investor and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                            (9) use its best efforts to (A) register or qualify
the Shares to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions to be designated by the Investor and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as the Investor and each underwriter, if any, of the securities being sold shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable the Investor, agent or underwriter to complete its distribution of the Shares pursuant to such registration statement and (C) take any and all such actions as may be reasonably necessary or advisable to enable the Investor, agent, if any, and underwriter to consummate the disposition in such jurisdictions of the Shares; provided, however, that the Company shall not be required for any such purpose to (1) qualify generally to do business as a foreign company or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section F.2 or subject itself to taxation in any such jurisdiction;

                            (10) cooperate with the Investor and the managing
underwriters to facilitate the timely preparation and delivery of certificates representing the Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and enable the Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Shares;

                            (11) provide a CUSIP number for all the Shares, not
later than the effective date of the registration statement;

                            (12) enter into one or more underwriting agreements,
engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Investor reasonably requests in order to expedite or facilitate the disposition of the Shares; and

                            (13) whether or not an agreement of the type
referred to in the preceding subsection is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made though a placement or sales agent or any other entity, (A) make such representations and warranties to the Investor and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Investor may reasonably request, addressed to the Investor and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or of all of the Shares, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Investor and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be customary and reasonably requested by the Investor and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in this Subscription Agreement.

                  B. In the event that the Company would be required, pursuant to Section F.3.A.(5) above, to notify the Investor, the sales or placement agent, if any, and the managing underwriters, if any, of the securities being sold, the Company shall prepare and furnish to the Investor, to each such agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of the Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         5.       Indemnification

                  A. The Company will indemnify the Investor, each of its officers and directors and members, and the Investor's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Subscription Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened ("Damages"), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each of its officers and directors and members and the Investor's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Investor (or its members, legal counsel, independent accountants, control persons or other representatives) or underwriter and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, and the Investor, or the holder of the Warrant, as the case may be, will, if Shares are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, its officers, directors, legal counsel, independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act for Damages arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, other document or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or holder of the Warrant, as the case may be, and expressly intended for use in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof; provided, however, that the obligations of the Investor and the holder of the Warrant hereunder shall be limited to an amount equal to the proceeds to the Investor or the holder of the Warrant sold as contemplated herein.

                  B. Each party entitled to indemnification under this Section
F.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. The Indemnifying Party shall not, in the defense of any such claim or litigation, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, the Company agrees to:

                  A. Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act; and

                  B. Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act ; and

                  C. So long as the Investor owns any of the Shares, furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act , a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

         7. Transfer of Registration Rights. The rights to cause the Company to register the Shares granted the Investor under this Subscription Agreement may be assigned in connection with any transfer or assignment of the Shares or the Warrant. All transferees and assignees of the rights to cause the Company to register the Shares under this Agreement, as a condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.

         8. Limitations on Registration Rights Granted to other Securities. The parties hereto agree that from and after the date of this Agreement, the Company shall not without the prior written consent of the Investor enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to, or pari passu with, those granted herein.

         9.       Definitions

                            A. "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                            B "Investor" shall mean the Investor and any
transferee who holds the Shares.

                            C. The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

                            D. "Registration Expenses" shall mean expenses
incurred by the Company that are directly and solely related to compliance with Sections F.1. and F.2. hereof, including, registration, qualification and filing fees, printing expenses, and disbursements of legal counsel for the Company, fees and disbursements of legal counsel for the Investor, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of employees of the Company, which shall be paid in any event by the Company).

                            E. "Securities Act" shall mean the Securities Act of
1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                            F. "Selling Expenses" shall mean all underwriting
fees, discounts, selling commissions and stock transfer taxes applicable to the Shares.

G. MISCELLANEOUS

         1. Neither this Subscription Agreement nor any provisions of this Subscription Agreement shall be waived, modified, changed, discharged, terminated, revoked or cancelled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

         2. The failure of the Company or the Investor to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company or the Investor in exercising such right or remedy, will not operate as a waiver of any such right or remedy. No waiver by the Company or the Investor will be effective unless and until it is in writing and signed by the Company or the Investor as the case may be.

         3. Notices required or permitted to be given under this Subscription Agreement shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by Federal Express or other nationally recognized overnight delivery service, postage pre-paid, and addressed to the Investor at the address set forth in the Questionnaire and to the Company at 4940-A Corporate Drive, Huntsville, Alabama 35805.

         4. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of laws). This Subscription Agreement shall be binding upon and inure to the benefit of the Investor and its successors and assigns and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

         5. In the event that any provision of this Subscription Agreement is held to be invalid, illegal, or unenforceable, in whole or in part, such invalidity shall not affect any otherwise valid provision, and all other valid provisions shall remain in full force and effect.

         6. This Subscription Agreement supersedes all previous agreements, negotiations, or communications between the parties to this Subscription Agreement with respect to the subject matter of this Subscription Agreement, and contains the complete and exclusive expression of the understanding between the parties. This Subscription Agreement cannot be amended, modified, or supplemented in any respect except by a subsequent written agreement entered into by both parties.

         7. Time is of the essence of this Subscription Agreement.

         8. All representations and warranties of the Company and the Investor contained herein shall survive the date of this Subscription Agreement, the transfer of the Shares and the termination or expiration of the rights hereunder and shall terminate on the applicable statute of limitations. All agreements of the Company and the Investor contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement to be effective as of the 11th day of May, 2004.

                                  MADISON RUN, LLC



                                  By:  /s/ Stewart Hall
                                     -------------------------------------
                                           Stewart Hall, Managing Member

ACCEPTED:  DIGITAL FUSION, INC.


By:  Roy E. Crippen, III
   -----------------------------------------
         Roy E. Crippen III, President

                                    EXHIBIT A

================================================================================
                      DIGITAL FUSION, INC. (THE "COMPANY")
                      INVESTOR QUALIFICATION QUESTIONNAIRE
                                    Entities

EACH INVESTOR MUST COMPLETE PART A AND PART B BELOW. The purpose of this section is to aid in determining whether an investor is an accredited investor pursuant to Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.
================================================================================
                           PART A: General Information
================================================================================
Name of Subscriber                     State of Domicile


-------------------------------------- -----------------------------------------
Address of Principal Place of Business Nature of Business



-------------------------------------- -----------------------------------------
Was the Investor created for the specific purpose of investing in the Company?
|_|  Yes      |_|  No


If the Investor is a partnership or a trust, do its individual partners or beneficiaries have the right to make a decision whether or not to participate in the proposed investment?

                 |_|  Yes            |_|  No          |_|  Not Applicable


If the answer to either of the two preceding questions is "Yes," Item (m) of Part B of this Questionnaire must be checked, if true. If Item (m) of Part B is not applicable, the information required by Part A and Part B must be furnished with respect to each owner of an equity interest in the entity (or each beneficiary of a trust, if applicable) on separate pages that are validly signed and dated on behalf of each such owner or beneficiary. Alternatively, each such owner or beneficiary may complete and execute a separate copy of this Subscription Agreement.
--------------------------------------------------------------------------------
Has the investor ever been charged with, convicted of, or pleaded guilty, nolo contendere or no contest to, any crime or civil offense (excluding only minor traffic offenses).

                |_|  Yes                |_| No


If yes, please give the details, including relevant dates and locations:


--------------------------------------------------------------------------------
To the investor's knowledge, has the investor ever been the subject of an investigation by any law enforcement or other governmental agency (other than routine background checks).
                         |_|  Yes               |_|  No

If yes, please give the details, including relevant dates and locations.

================================================================================

================================================================================
               PART B: Accredited Investor Qualification Standards
================================================================================
The financial information and representations in this section are intended to permit the Company to determine whether the Investor qualifies as an accredited investor under Regulation D of the Securities and Exchange Commission.

The Investor represents and warrants that it is (check one or more):

|_| (a) A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act");

|_|  (b) A savings and loan association or other institution, as defined in
     Section 3(a)(5)A) of the 1933 Act;

|_| (c) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

|_|  (d) An insurance company, as defined in Section 2(13) of the 1933 Act;

|_| (e) An investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or a business development company as defined in Section 2(a)(48) of the 1940 Act;

|_| (f) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

|_| (g) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, that has total assets in excess of $5,000,000;

|_| (h) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), and either (i) investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that qualify as accredited investors either under this paragraph (1) or paragraph (2);

|_| (i) A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

|_| (j) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5,000,000, that was not formed for the specific purpose of acquiring the Shares;

|_| (k) A corporation, Massachusetts or similar business trust, or partnership with total assets in excess of $5,000,000, that was not formed for the specific purpose of acquiring the interests;

|_| (l) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of purchasing the Shares;

|_| (m) An entity in which all of the equity owners qualify as accredited investors, as defined in Rule 501(a) of Regulation D; or

|_|  (n) None of the above.


================================================================================

================================================================================
           PART B: Accredited Investor Qualification Standards (con't)
================================================================================

            I certify that I have answered the foregoing questions to the best of my knowledge and that my answers thereto are complete and accurate. I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions. I will notify the Company immediately of any material change in any statement made herein occurring prior to the effective date (after today) of any acquisition or exchange by me of stock of the Company.
================================================================================
SUBSCRIBER                                                        Date

By:
---------------------------------        ---------------------
Print or Type Name                       Signature

================================================================================